SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 1998


                           Health Fitness Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-25064                                             41-1580506
(Commission File Number)                                   (IRS Employer
                                                          Identification No.)


                              3500 West 80th Street
                          Bloomington, Minnesota 55431
              (Address of Principal Executive Offices and Zip Code)


                                 (612) 831-6830
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4.           Changes in Registrant's Certifying Accountant.

         On October 20, 1998, Deloitte & Touche LLP ("Deloitte & Touche") resigned as the Registrant's principal independent accountant.

         There were not, in connection with the audits of the two most recent fiscal years and from January 1, 1998 to October 20, 1998, any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Deloitte & Touche's report on the financial statements of the Registrant for the past two years did not contain an adverse opinion or disclaimer of opinion or was not modified as to uncertainty, audit scope or accounting principles.

         Following the completion of the 1996 and 1997 audits of the financial statements of the Registrant, Deloitte & Touche provided the Audit Committee with letters noting certain deficiencies in the design or operation of the Registrant's internal control which, in Deloitte & Touche's judgement, could adversely affect the Registrant's ability to record, process, summarize and report financial data consistent with the assertions of the Registrant's management in the Registrant's financial statements. These conditions were discussed with the Registrant's management and Audit Committee at various dates through October 20, 1998.

         The Registrant has authorized Deloitte & Touche to respond fully to the inquiries of the Registrant's successor independent accountant.

         The Registrant has not yet taken action to engage a new independent accountant.


Item 7.           Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HEALTH FITNESS CORPORATION



                                             By /s/ Loren S. Brink
Date October 27, 1998                        Loren S. Brink, President

                                  EXHIBIT INDEX

                           Health Fitness Corporation
                             Form 8-K Current Report
                             Dated October 20, 1998




Exhibit Number           Description

       16              Letter dated October 27, 1998 from Deloitte & Touche LLP